UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 27, 2010
UAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-06033	36-2675207
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

77 W. Wacker Drive, Chicago, IL	60601
(Address of principal executive offices)	(Zip Code)

(312) 997-8000
Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On August 27, 2010, UAL Corporation (“UAL”) and Continental Airlines, Inc. (“Continental”) issued a joint press release announcing the United States Department of Justice’s termination of its review of the proposed business combination transaction between UAL and Continental under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 8.01.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Joint Press Release issued by UAL Corporation and Continental Airlines, Inc., dated August 27, 2010

2

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, UAL Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UAL CORPORATION

By:	/s/ Thomas J. Sabatino, Jr.
Name: Thomas J. Sabatino, Jr.
Title: Senior Vice President, General Counsel
and Corporate Secretary

Date:  August 27, 2010

EXHIBIT INDEX

Exhibit No.	Description

99.1	Joint Press Release issued by UAL Corporation and Continental Airlines, Inc., dated August 27, 2010